                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                MULTEX.COM, INC.
                                       AT

                              $7.35 NET PER SHARE
           PURSUANT TO THE OFFER TO PURCHASE, DATED FEBRUARY 26, 2003

                                       BY

                         PROTON ACQUISITION CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                               REUTERS GROUP PLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MARCH 25, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:                  By Overnight Courier:                 By Hand:
        59 Maiden Lane                  59 Maiden Lane                  59 Maiden Lane
          Plaza Level                     Plaza Level                     Plaza Level
   New York, New York 10038        New York, New York 10038        New York, New York 10038

          By Facsimile Transmission (For Eligible Institutions Only):

                                 (718) 234-5001

                Confirm Receipt of Facsimile by Telephone Only:

                                 (800) 937-5449

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is being delivered in connection with the Offer to Purchase, dated February 26, 2003 (the "Offer to Purchase" and, together with any amendments or supplements thereto and this Letter of Transmittal, as amended or supplemented, the "Offer"), relating to the offer by Proton Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Reuters Group PLC, a public limited company organized under the laws of England and Wales, to purchase all of the outstanding shares of common stock, par value $0.01 per share (the "Multex Common Stock"), of Multex.com, Inc., a Delaware corporation, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase.

     WHEN TO USE THIS LETTER OF TRANSMITTAL. In order to effectively tender shares of Multex Common Stock pursuant to the Offer, this Letter of Transmittal must be delivered to American Stock Transfer & Trust Company (the "Depositary") prior to the Expiration Date (as defined in "THE TENDER OFFER -- Terms of the Offer" in the Offer to Purchase), under either of the following circumstances:

          (a) certificates representing the shares of Multex Common Stock are forwarded herewith (either directly or through delivery of warrants for shares of Multex Common Stock (the "Warrants")) or

          (b) delivery of shares of Multex Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in "THE TENDER OFFER -- Acceptance for Payment and Payment for Shares of Multex Common Stock" in the Offer to Purchase), pursuant to the procedures set forth in "THE TENDER
     OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase, unless an Agent's Message (as defined in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase) is utilized.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase for the procedures for delivery by book-entry transfer and for more information on the procedure for tendering shares of Multex Common Stock.

     ADDITIONAL REQUIREMENTS. Stockholders whose certificates for shares of Multex Common Stock are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date, may tender their shares of Multex Common Stock in accordance with the guaranteed delivery procedure set forth in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase. See Instruction 2.

     HOW TO COMPLETE THIS LETTER OF TRANSMITTAL. After carefully reading the Instructions below, stockholders should:

     - indicate in the tables on page 3 the number of shares of Multex Common Stock they wish to tender,

     - check any applicable boxes and provide any required information on page
       3,

     - provide special payment and/or special delivery instructions, if necessary, in the space provided on page 8,

     - sign the Letter of Transmittal, and procure any required signature guarantee, in the spaces provided on page 9, and

     - complete the Substitute Form W-9 on page 15.

I  TO BE COMPLETED BY HOLDERS OF SHARES OF MULTEX COMMON STOCK. SEE INSTRUCTION
   2.

--------------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF SHARES OF MULTEX COMMON STOCK TENDERED
--------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
          (PLEASE FILL IN, IF BLANK, EXACTLY AS                  SHARES OF MULTEX COMMON STOCK TENDERED
          NAME(S) APPEAR(S) ON CERTIFICATE(S))                    (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER OF      NUMBER OF
                                                                            SHARES OF MULTEX      SHARES OF
                                                                              COMMON STOCK         MULTEX
                                                             CERTIFICATE     REPRESENTED BY     COMMON STOCK
                                                            NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)
--------------------------------------------------------------------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------

                                                           ---------------------------------------------------
                                                           TOTAL NUMBER
                                                           OF SHARES OF
                                                           MULTEX COMMON
                                                           STOCK TENDERED
--------------------------------------------------------------------------------------------------------------
(1) Need not be completed by stockholders who deliver their shares of Multex Common Stock by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all shares of Multex Common Stock represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
 [ ]  CHECK HERE IF A CERTIFICATE HAS BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
--------------------------------------------------------------------------------------------------------------

II  TO BE COMPLETED BY HOLDERS OF WARRANTS ONLY. SEE INSTRUCTION 12.

----------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES OF MULTEX COMMON STOCK TENDERED
----------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
          (PLEASE FILL IN, IF BLANK, EXACTLY AS                             WARRANTS DELIVERED
          NAME(S) APPEAR(S) ON CERTIFICATE(S))                     (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------
                                                                               TOTAL NUMBER OF
                                                                              SHARES OF MULTEX      NUMBER OF
                                                                                COMMON STOCK        SHARES OF
                                                                               REPRESENTED BY        MULTEX
                                                                WARRANT            WARRANT        COMMON STOCK
                                                           CERTIFICATE(S)(1)  CERTIFICATE(S)(1)    TENDERED(2)
----------------------------------------------------------------------------------------------------------------

                                                           -----------------------------------------------------

                                                           -----------------------------------------------------

                                                           -----------------------------------------------------

                                                           -----------------------------------------------------
                                                           TOTAL SHARES OF
                                                           MULTEX COMMON
                                                           STOCK TENDERED
----------------------------------------------------------------------------------------------------------------
(1) The tendering holder of Warrants hereby directs the Depositary to pay an amount equal to the exercise price per share of Multex Common Stock represented by such Warrant to Multex against delivery by Multex of the shares of Multex Common Stock issuable upon exercise of the Warrant registered in the name of Purchaser and to deduct such amount from the amount otherwise payable to the tendering holder. Tendering holders of
    Warrants will not be entitled to payment until Multex delivers shares of Multex Common Stock in the name of
    Purchaser.
(2) Unless otherwise indicated, it will be assumed that all shares of Multex Common Stock represented by
    Warrants delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------

     Owners must tender their shares of Multex Common Stock in accordance with the guaranteed delivery procedures set forth in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase if their certificates for shares of Multex Common Stock are not immediately available, they cannot comply with the procedures for book-entry transfer on a timely basis or they cannot deliver all required documents to the Depositary prior to the Expiration Date. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND THEN COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF MULTEX COMMON STOCK BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
------------------------------------------------------------------------------

     Account Number at the Book-Entry Transfer Facility:
------------------------------------------------------------------------------

     Transaction Code Number:
-------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
-------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
------------------------------, 2003

     Name of Institution which Guaranteed Delivery:
-------------------------------------------------------------------------------

     If delivered by book-entry transfer, check box:  [ ]

     Name of Tendering Institution:
-------------------------------------------------------------------------------

     Account Number at the Book-Entry Transfer Facility:
-------------------------------------------------------------------------------

     Transaction Code Number:
-------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Proton Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Reuters Group PLC, a public limited company organized under the laws of England and Wales ("Reuters"), the above-described shares of common stock, par value $0.01 per share (the "Multex Common Stock") of Multex.com, Inc., a Delaware corporation ("Multex"), pursuant to the Offer to Purchase, dated February 26, 2003 (the "Offer to Purchase"), all of the outstanding shares of Multex Common Stock at a price of $7.35 per share of Multex Common Stock, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the shares of Multex Common Stock tendered herewith, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for shares of Multex Common Stock validly tendered and accepted for payment pursuant to the Offer.

     The Offer is being made pursuant to an Amended and Restated Agreement and Plan of Merger, dated February 24, 2003 (the "Merger Agreement"), among Reuters, Purchaser and Multex.

     On the terms and subject to the conditions of the Offer (including the conditions set forth in "THE TENDER OFFER -- Certain Conditions of the Offer" in the Offer to Purchase and together with, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the shares of Multex Common Stock tendered herewith (including, if shares of Multex Common Stock are tendered by the delivery of warrants for shares of Multex Common Stock (the "Warrants"), the shares of Multex Common Stock for which such Warrants are exercisable) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the shares of Multex Common Stock that are being tendered hereby (including, if shares of Multex Common Stock are tendered by Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) (and any and all dividends, distributions, rights, other shares of Multex Common Stock or other securities issued or issuable in respect of such shares of Multex Common Stock on or after February 17, 2003 (collectively, "Distributions")), and irrevocably appoints American Stock Transfer & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Multex Common Stock (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such stockholder's rights with respect to such shares of Multex Common Stock (and any Distributions) (a) to deliver certificates for such shares of Multex Common Stock (and any Distributions), or transfer ownership of such shares of Multex Common Stock (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in "THE TENDER
OFFER -- Acceptance for Payment and Payment for Shares of Multex Common Stock" in the Offer to Purchase), together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) to present such shares of Multex Common Stock (and any Distributions) for transfer on the books of Multex and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Multex Common Stock (and any Distributions), all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby irrevocably appoints Purchaser, its officers and its designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the shares of Multex Common Stock tendered hereby which have been accepted for payment by Purchaser (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) and with respect to any Distributions. Purchaser, its officers and its designees will, with respect to the shares of Multex

Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) and any Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of Multex's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable). Such appointment is effective when, and only to the extent that, Purchaser deposits the payment for such shares of Multex Common Stock with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) and any Distributions will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such shares of Multex Common Stock, Purchaser must be able to exercise full voting, consent and other rights with respect to such shares of Multex Common Stock (and any Distributions), including voting at any meeting of Multex's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the Warrants so delivered) tendered hereby and any Distributions and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the Warrants so delivered) tendered hereby and any Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the Warrants so delivered) tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price of the shares of Multex Common Stock or deduct from purchase price the amount or value of such Distributions, as determined by Purchaser in its sole discretion.

     All authority conferred, or agreed to be conferred, pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) pursuant to any one of the procedures described in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the shares of Multex Common Stock (including, if shares of Multex Common Stock are tendered by the delivery of Warrants, the shares of Multex Common Stock for which such Warrants are exercisable) tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions" please issue the check for the purchase price (or, in the case of a holder of Warrants, the purchase price as adjusted to reflect the exercise price of such Warrants) and/or return any certificates for shares of Multex Common Stock not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares of Multex Common Stock Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price (or, in the case of a holder of Warrants, the purchase price as adjusted to reflect the exercise price of such Warrants) and/or return any certificates for shares of Multex Common Stock not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or issue any certificates for shares of Multex Common Stock not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any shares of Multex Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any shares of Multex Common Stock from the name of the registered owner thereof if Purchaser does not accept for payment any of the shares of Multex Common Stock so tendered.

-----------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of the shares of Multex Common Stock accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any shares of Multex Common Stock not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any shares of Multex Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account at the Book-Entry Transfer Facility indicated above.

      Issue check and/or certificates representing shares of Multex Common Stock to:

 Name:
 ---------------------------------------------------------------------------
                                  PLEASE PRINT OR TYPE

 Address:
 ---------------------------------------------------------------------------

             -----------------------------------------------------
                                INCLUDE ZIP CODE

             -----------------------------------------------------
                   TAX IDENTIFICATION OR SOCIAL SECURITY NO.
                           (SEE SUBSTITUTE FORM W-9)

 - Credit shares of Multex Common Stock delivered by book-entry transfer and not purchased to the following Book-Entry Transfer Facility account.

 Account No.:
 -----------------------------------------------------
------------------------------------------------------
------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

      To be completed ONLY if certificates for any shares of Multex Common Stock not tendered or not accepted for payment and/or the check for the purchase price of any shares of Multex Common Stock accepted for payment is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares of Multex Common Stock Tendered."

      Mail check and/or certificates representing shares of Multex Common Stock to:

 Name:
      ---------------------------------------------
                                  PLEASE PRINT OR TYPE

 Address:
---------------------------------------------------

             -----------------------------------------------------
                                INCLUDE ZIP CODE

             -----------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF OWNER(S):

Dated:
------------------------ , 2003

(Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) for shares of Multex Common Stock tendered or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE

Capacity (Full Title):
--------------------------------------------------------------------------------

Daytime Area Code and Telephone Number:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCLUDE ZIP CODE

Tax Identification or Social Security Number:
--------------------------------------------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                          PLEASE TYPE OR PRINT OR TYPE

Full Title and Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCLUDE ZIP CODE

Daytime Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
------------------------ , 2003

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owners (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares of Multex Common Stock) of shares of Multex Common Stock tendered herewith and such registered owner has NOT completed the "Special Payment Instructions" or the "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares of Multex Common Stock are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase.

     For a stockholder to validly tender shares of Multex Common Stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and (i) certificates for the shares of Multex Common Stock to be tendered must be received by the Depositary at one of such addresses prior to the Expiration Date, (ii) such shares of Multex Common Stock must be delivered pursuant to the procedures for book-entry transfer described below and in "THE TENDER
OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase (and the Book-Entry Confirmation of such delivery received by the Depositary, including an Agent's Message if the tendering stockholder has not delivered a Letter of Transmittal) prior to the Expiration Date or (iii) such shares of Multex Common Stock must be delivered pursuant to the procedures for delivery of Warrants described below or (b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase.

     Stockholders whose certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their shares of Multex Common Stock by properly completing and duly executing a Notice of Guaranteed Delivery (or a manually signed facsimile thereof) pursuant to the guaranteed delivery procedure set forth below and in "THE TENDER OFFER -- Procedure for Tendering Shares of Multex Common Stock and Warrants" in the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery (or a manually signed facsimile thereof), substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered shares of Multex Common Stock, in proper form for transfer (or a confirmation of the book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares of Multex Common Stock tendered by book-entry transfer), as well as this Letter of Transmittal properly completed and duly executed (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which The Nasdaq Stock Market's National Market is open for business.

     If certificates are forwarded at different times to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARES OF MULTEX COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES OF MULTEX COMMON STOCK WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares of Multex Common Stock will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their shares of Multex Common Stock for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares of Multex Common Stock Tendered" is inadequate, the certificate numbers and/or the number of shares of Multex Common Stock should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the shares of Multex Common Stock evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of Multex Common Stock that are to be tendered in the box entitled "Number of Shares of Multex Common Stock Tendered." In such cases, new certificate(s) for the remainder of the shares of Multex Common Stock that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All shares of Multex Common Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered owner(s) of the shares of Multex Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the shares of Multex Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered shares of Multex Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

     If this Letter of Transmittal is signed by the registered owner(s) of the shares of Multex Common Stock listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for shares of Multex Common Stock not tendered or not accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock power(s), in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). Signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of shares of Multex Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Multex Common Stock is to be made to, or (in the circumstances permitted hereby) if certificates for shares of Multex Common Stock not tendered or not accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such shares of Multex Common Stock purchased if evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES OF MULTEX COMMON STOCK TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares of Multex Common Stock accepted for payment is to be issued in the name of, and/or certificates for shares of Multex Common Stock not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be sent to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering shares of Multex Common Stock by book-entry transfer may request that shares of Multex Common Stock not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate under "Special Payment Instructions." If no such instructions are given, any such shares of Multex Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such shares of Multex Common Stock were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent or the Dealer Manager.

     9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's U.S. social security or U.S. federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 30% U.S. federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.

     10. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to certain limitations), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing shares of Multex Common Stock has been lost, destroyed or stolen the holder should promptly notify Multex's transfer agent for the shares of Multex Common Stock, American Stock Transfer & Trust Company at (800) 937-5449 and check the box under "Description of Shares of Multex Common Stock Tendered" indicating that shares of Multex Common Stock have been lost, destroyed or stolen. The holder will then be instructed as to the procedure to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     12. WARRANTS. If a tender of shares of Multex Common Stock is being made by delivery of Warrants, the tendering holder of Warrants thereby makes all the representations, warranties and agreements about the Warrants that a holder of shares of Multex Common Stock makes about the shares of Multex Common

Stock. Each such tendering holder of Warrants also irrevocably agrees to exercise such Warrants and authorizes and directs the Depositary to pay to Multex on behalf of the tendering holder of Warrants an amount equal to the exercise price per share of Multex Common Stock represented by any Warrant tendered against delivery by Multex to the Depositary of the shares of Multex Common Stock issuable upon exercise of the Warrant registered in the name of Purchaser and to deduct such amount from the amount otherwise payable in respect of the shares of Multex Common Stock issuable upon exercise of the Warrant. Like holders of shares of Multex Common Stock who tender pursuant to procedures for guaranteed delivery, tendering holders of Warrants shall not be entitled to receive payment for shares of Multex Common Stock until Multex delivers to the Depositary such shares of Multex Common Stock registered in the name of Purchaser. The procedures described below are the only means to tender shares of Multex Common Stock through the delivery of Warrants.

     To tender Shares of Multex Common Stock through the delivery of certificates representing Warrants pursuant to the Offer, a holder of Warrants must submit (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any other required signature guarantees and any other required documents, (b) certificates for the Warrants and (c) a completed Subscription Form (in the form attached to each Warrant as Exhibit A) for each Warrant, executed by the holder of such Warrant and directing that shares of Multex Common Stock issued on exercise be registered in the name of Purchaser, must all be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Holders of Warrants who wish to tender shares of Multex Common Stock pursuant to the procedures for book-entry transfer or guaranteed delivery procedures must first exercise their Warrants for shares of Multex Common Stock.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH THE APPLICABLE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under the U.S. federal income tax law, a stockholder whose tendered shares of Multex Common Stock (including through the delivery of Warrants) are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is generally his or her U.S. social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to shares of Multex Common Stock purchased pursuant to the Offer may be subject to backup withholding at 30% (see below).

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder or payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided certain conditions are met.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder whose tendered shares of Multex Common Stock (including through the delivery of Warrants) are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying (1) that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9), (2) that such stockholder is a U.S. person and (3) that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying, under penalties of perjury, that the information on such Form is correct.

     A nonexempt stockholder may check the box in Part 3 of the attached Substitute Form W-9 if such stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a nonexempt stockholder checks the box in Part 3, such stockholder must also sign the attached Certification of Awaiting Taxpayer Identification Number in order to prevent backup withholding. Notwithstanding that a stockholder complies with the foregoing, the Depositary will backup withhold at 30% on payments made to such stockholder pursuant to the Offer prior to the time a properly certified TIN is provided to the Depositary.

     Alternatively, a stockholder that qualifies as an exempt recipient (other than a shareholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter his correct TIN and sign and date such Form where indicated.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

                 PAYOR: AMERICAN STOCK TRANSFER & TRUST COMPANY

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      SUBSTITUTE        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX       Social security number OR
       FORM W-9         AT RIGHT AND CERTIFY BY SIGNING AND DATING       Employer Identification Number
                        BELOW.
                                                                       ---------------------------------
                        ---------------------------------------------------------------------------------

DEPARTMENT OF THE       PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
TREASURY                (1) The number shown on this form is my correct taxpayer identification number
INTERNAL REVENUE        (or I am waiting for a number to be issued to me);
SERVICE                 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service
PAYOR'S REQUEST FOR         (the "IRS") that I am subject to backup withholding as a result of a failure
TAXPAYER                    to report all interest and dividend income or (iii) the IRS has notified me
IDENTIFICATION              that I am no longer subject to backup withholding; and
NUMBER (TIN)            (3) I am a U.S. person (including a U.S. resident alien).
                        --------------------------------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS -- You must cross out item (2)    PART 3 --
                        in Part 2 above if you have been notified by the IRS that    Awaiting TIN  [ ]
                        you are subject to backup withholding because you have
                        failed to report all interests and dividends on your tax
                        return. However, if after being notified by the IRS that
                        you were subject to backup withholding you received another notification from the IRS stating that you are no longer
                        subject to backup withholding, do not cross out item (2).

                        SIGNATURE ------------------  DATE ------------, 2003

                        NAME (Please
                        Print) --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
  OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
   ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 30% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

Signature ------------------------------  Date ------------------------ , 2003

-----------------------------------------------------
Name (Please Print )

     Manually signed facsimile copies of this Letter of Transmittal will be accepted. The Letter of Transmittal, applicable certificates for shares of Multex Common Stock and any other required documents should be sent or delivered by each stockholder of Multex or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

          By Mail:                 By Overnight Courier:                 By Hand:
       59 Maiden Lane                 59 Maiden Lane                  59 Maiden Lane
         Plaza Level                    Plaza Level                     Plaza Level
  New York, New York 10038       New York, New York 10038        New York, New York 10038

          By Facsimile Transmission (For Eligible Institutions Only):

                                 (718) 234-5001

                Confirm Receipt of Facsimile by Telephone Only:

                                 (800) 937-5449

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     Questions and request for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                        [MacKenzie Partners, Inc. Logo]

                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885
                      E-mail: proxy@mackenziepartners.com

                      The Dealer Manager for the Offer is:

                         [J.P. MORGAN CHASE & CO. LOGO]

                          J.P. MORGAN SECURITIES INC.
                                277 Park Avenue
                            New York, New York 10172
                              Call: (212) 622-2624
                         Call Toll-Free: (866) 262-0777

February 26, 2003